Q Lotus Holdings, Inc.

A Private Equity

Holding Company

QLOTUS

500 N Dearborn St, Suite 605

Chicago, IL 60654

(312) 379-1800

April 2, 2012

Southshore Real Estate Development, LLC
Four Executive Boulevard – Suite 200
Suffern, NY 10901
Attention: Josh Goldstein

Re: 1st Amendment to Promissory Note

Dear Josh:

In accordance with our discussions, Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC hereby agree to further amend the Promissory Note dated January 18, 2012 between Q Lotus Holdings, Inc. and Southshore Real Estate Development, LLC in the amount of five hundred eighty two thousand one hundred seven dollars ($582,107) such that, notwithstanding anything contained in the Promissory Note to the contrary:

1. The Maturity Date is hereby extended to May 31, 2012.

Please acknowledge your acceptance of the above change by executing this amendment below.

Q Lotus Holdings, Inc.

By: [signature]
Gary Rosenberg
Its: CEO

Understood and Agreed to this 10 day of April, 2012.

Southshore Real Estate Development, LLC

By: [signature]
Josh Goldstein
Its: General Partner